Exhibit 99.1

US Airways Group, Inc. 2012 Annual Meeting of Shareholders June 14, 2012
Forward Looking Statements Certain of the statements contained or referred to herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "project," "could," "should," "would," "continue" and similar terms used in connection with statements regarding, among others, the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance and liquidity position of the Company. Such statements include, but are not limited to, statements about future financial and operating results, the Company's plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause the Company's actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of significant operating losses in the future; downturns in economic conditions and their impact on passenger demand, booking practices and related revenues; increased costs of financing, a reduction in the availability of financing and fluctuations in interest rates; the impact of the price and availability of fuel and significant disruptions in the supply of aircraft fuel; the Company's high level of fixed obligations and ability to fund general corporate requirements, obtain additional financing and respond to competitive developments; any failure to comply with the liquidity covenants contained in financing arrangements; provisions in credit card processing and other commercial agreements that may affect the Company's liquidity; the impact of union disputes, employee strikes and other labor-related disruptions; the inability to maintain labor costs at competitive levels; interruptions or disruptions in service at one or more of the Company's hub airports or focus city; regulatory changes affecting the allocation of slots; the Company's reliance on third-party regional operators or third-party service providers; the Company's reliance on and costs, rights and functionality of third-party distribution channels, including those provided by global distribution systems, conventional travel agents and online travel agents; changes in government regulation; the impact of changes to the Company's business model; competitive practices in the industry, including the impact of industry consolidation; the loss of key personnel or inability to attract and retain qualified personnel; the impact of conflicts overseas or terrorist attacks, and the impact of ongoing security concerns; the Company's ability to operate and grow its route network; the impact of environmental regulation; the Company's reliance on technology and automated systems and the impact of any failure or disruption of, or delay in, these technologies or systems; costs of ongoing data security compliance requirements and the impact of any significant data security breach; the impact of any accident involving the Company's aircraft or the aircraft of its regional operators; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; the Company's dependence on a limited number of suppliers for aircraft, aircraft engines and parts; the Company's ability to operate profitably out of Philadelphia International Airport; the impact of weather conditions and seasonality of airline travel; the impact of possible future increases in insurance costs or reductions in available insurance coverage; the impact of global events that affect travel behavior, such as an outbreak of a contagious disease; the impact of foreign currency exchange rate fluctuations; the Company's ability to use NOLs and certain other tax attributes; and other risks and uncertainties listed from time to time in the Company's reports to and filings with the Securities and Exchange Commission ("SEC"). There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled "Risk Factors" in the Company's Report on Form 10-Q for the quarter ended March 31, 2012 and in the Company's other filings with the SEC, which are available at www.usairways.com.
2011: Proof of the Transformation
2011 vs. 2008: Same Environment, Different Results Fuel price slightly higher in 2011 2008: $3.09 per gallon 2011: $3.11 per gallon Global economy similar 2008: pre-recession 2011: post-recession, modest recovery US Airways results dramatically different 2008: net loss of $808 million 2011: net profit of $111 million Note: Fuel prices are economic and include the impact of realized fuel hedge gains in 2008. Net income is excluding net special items. Please refer to the GAAP to non-GAAP reconciliation at the end of this document
Elements of the Transformation Industry Consolidation A la carte pricing models US Airways Focus on markets with competitive advantage Operational excellence Cost control
Focus on Markets with Competitive Advantage ASMs by Hub Over Time 2012 ASM Distribution by Hub 2006 2009 2012 CLT PHL PHX DCA Core - 83% Core - 93% Core - 99% PHL 34% PHX 24% CLT 36% DCA 6% Other 1%
A Commitment to Operational Excellence Source: U.S. Department of Transportation
Recognition for the Team #1 in 2010 Airline Quality Rating among network airlines, #2 in 2011 Awarded 2012 Maintenance Repair & Overhaul (MRO) of the Year by Aviation Week Pioneer in Federal Aviation Administration's Safety Management System Recognized at White House for insourcing 100% of reservations Awarded 2011 Treasury Team of the Year by Airfinance Journal Awarded 2012 Best Investor Relations Department by Institutional Investor
2012: A Very Strong First Half
2012: A Very Strong First Half Record revenue performance Record operating reliability Highest ever on-time performance Highest ever completion factor Lowest ever mishandled baggage ratio Strong financial results 1Q 2012 net income $88 million better than 1Q 2011 1Q profit margins among the highest in the industry Currently anticipate very strong 2Q and full-year results Notes: Net income is excluding net special items. Please refer to the GAAP to non-GAAP reconciliation at the end of this document
Shareholders Participating in 2012 Successes Data through 06/13/12
US Airways - American
Sitting Out of Consolidation Has Eroded AA's Market Position Source: YE 2Q11 Superset Domestic Passenger Revenue Low Share High Share 2006 2011 #3 #1 #3 #4 #4 #5 Bankruptcy reorganization cannot fix this structural weakness
Source: YE 2Q11 Superset Domestic Revenue #3 #5 #6 #5 #4 #4 Low Share High Share + #1 #1 #3 AA - US: AA - US: A Network to Compete with Delta and United
Process Process supervised by Bankruptcy Court US Airways respects the process Affected by many other AMR tasks Understand AMR has fiduciary duty as a debtor to consider all alternatives that may maximize return to unsecured creditors Very encouraged by AMR/UCC agreement to establish protocol to consider strategic alternatives Being told M&A process will begin post-1113 ruling Look forward to participating in process with AMR management, its Board and the UCC
Summary 2011 was proof of US Airways' transformation 2012 is off to an excellent start Consolidation? US Airways does not need to consolidate. Standalone results prove that But, see potentially large value creation opportunity in AA-US AA/US employees Consumers AA creditors US shareholders
Questions?
GAAP to non-GAAP Reconciliation
GAAP to non-GAAP Reconciliation
GAAP to non-GAAP Reconciliation